UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2006

_________________

Direct Equity International, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	001-28581	88-0422528
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3245 Grande Vista Drive, Newbury Park, California 91320

(Address of principal executive office, including zip code)

(877) 786-8504

(Telephone number, including area code)

(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Entry into a Material Agreement.

On June 5, 2006 Direct Equity International, Inc., a Nevada corporation (“DEQI” or the “Company”), entered into a stock purchase agreement (the “Purchase Agreement”) with AKM Capital, Inc., a Nevada corporation (“AKM”), pursuant to which DEQI agreed to sell a total of 1,621,622 shares of its common stock, par value $.001 per share (the “AKM Shares”), for a total purchase price of $1,200,000 to AKM. The purchase price per share for the AKM Shares is $0.74. The closing under the Purchase Agreement is scheduled to occur within ten (10) days of the effective date of the Purchase Agreement which is June 2, 2006. Under the Purchase Agreement, all of the AKM Shares are restricted and may not be transferred, sold or otherwise disposed of in the absence of an exemption from registration under the Securities Act of 1933, as amended, together with an opinion of counsel acceptable to the Company or an effective registration statement under the Securities Act.

Upon the closing of the Purchase Agreement, there will be a total of 5,824,921 shares of the Company’s common stock issued and outstanding. As a result of the purchase, AKM will own beneficially and of record 27.84% of all of the issued and outstanding shares of common stock of the Company. Mr. Eiichiro Hemmi, Chairman of the Board of Directors of Direct Investment Japan Co., Ltd., a Japanese corporation and a controlling stockholder of the Company, is also a director of AKM.

Item 3.02 Unregistered Sales of Equity Securities.

On June 5, 2006 Direct Equity International, Inc., a Nevada corporation (“DEQI” or the “Company”), entered into a stock purchase agreement (the “Purchase Agreement”) with AKM Capital, Inc., a Nevada corporation (“AKM”), pursuant to which DEQI agreed to sell a total of 1,621,622 shares of its common stock, par value $.001 per share (the “AKM Shares”), for a total purchase price of $1,200,000 to AKM. The purchase price per share for the AKM Shares is $0.74. The closing under the Purchase Agreement is scheduled to occur within ten (10) days of the effective date of the Purchase Agreement which is June 2, 2006. Under the Purchase Agreement, all of the AKM Shares are restricted and may not be transferred, sold or otherwise disposed of in the absence of an exemption from registration under the Securities Act of 1933, as amended, together with an opinion of counsel acceptable to the Company or an effective registration statement under the Securities Act. The common stock sold is exempt from registration under Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering in that it was made to one investor without any form of general solicitation or advertising.

Item 5.01 Changes in Control of Registrant.

On June 5, 2006 Direct Equity International, Inc., a Nevada corporation (“DEQI” or the “Company”), entered into a stock purchase agreement (the “Purchase Agreement”) with AKM Capital, Inc., a Nevada corporation (“AKM”), pursuant to which the Company sold a total of 1,621,622 shares of its common stock, par value $.001 per share (the “AKM Shares”), for a total purchase price of $1,200,000 to AKM. The purchase price per share for the AKM Shares is $0.74. Under the Purchase Agreement, all of the AKM Shares are restricted and may not be transferred, sold or otherwise disposed of in the absence of an exemption from registration under the Securities Act of 1933, as amended, together with an opinion of counsel acceptable to the Company or an effective registration statement under the Securities Act. The common stock sold is exempt from registration under Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering in that it was made to one investor without any form of general solicitation or advertising.

Upon the closing of the Purchase Agreement, there will be a total of 5,824,921 shares of the Company’s common stock issued and outstanding. As a result of the purchase, AKM will own beneficially and of record 27.84% of all of the issued and outstanding shares of common stock of the Company. Mr. Eiichiro Hemmi, Chairman of the Board of Directors of Direct Investment Japan Co., Ltd., a Japanese corporation and a controlling stockholder of the Company, is also a director of AKM. The source of the funds AKM used for the purchase is funds AKM received from a private sale of its stock to one investor.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions. None

(d)    Exhibits.

Exhibit Nos.	Description
99.1(a)	Stock Purchase Agreement dated as of June 2, 2006 by and between Direct Equity International, Inc. and AKM Capital, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECT EQUITY INTERNATIONAL, INC.

By:	/s/ SOL V. SLOTNIK
Sol V. Slotnik
Assistant Secretary
Date: June 9, 2006